UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CCF Holding Company

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 8, 2004

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of CCF Holding Company (the “Company”), I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 13, 2004, at 9:00 a.m., Eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Porter Keadle Moore, LLP, the Company’s independent auditors, will be present to respond to any questions shareholders may have.

The matters to be considered by shareholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each director nominee and for each other matter to be considered.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

Sincerely,

David B. Turner

President and Chief Executive Officer

CCF HOLDING COMPANY

101 NORTH MAIN STREET

JONESBORO, GEORGIA 30236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 13, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of CCF Holding Company (the “Company”) will be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 13, 2004, at 9:00 a.m., Eastern time, or at any adjournment or postponement thereof. A proxy card and a proxy statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	Election of three directors of the Company;

2.	Ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2004; and

3.	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may come before the Annual Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Annual Meeting may be adjourned or postponed. Shareholders of record at the close of business on April 2, 2004, are the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARDS WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY YOU GIVE MAY BE REVOKED BEFORE THE VOTE AT THE ANNUAL MEETING BY DELIVERING TO THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING UPON GIVING ORAL NOTICE OF YOUR INTENTION TO VOTE IN PERSON. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Edwin S. Kemp, Jr.

Secretary

Jonesboro, Georgia

April 8, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

CCF HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MAY 13, 2004

GENERAL

This Proxy Statement is being delivered to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders, which will be held at the office of Heritage Bank (the “Bank”), the Company’s wholly-owned subsidiary, located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 13, 2004, at 9:00 a.m., Eastern time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about April 8, 2004.

At the Annual Meeting, shareholders will consider and vote upon (i) the election of three directors, and (ii) the ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2004. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTING AND REVOCABILITY OF PROXIES

Shareholders who execute proxies retain the right to revoke such proxies at any time prior to a vote being taken at the Annual Meeting. Unless so revoked, the shares represented by those proxies will be voted at the Annual Meeting and any adjournment or postponement thereof. Proxies may be revoked by submitting written notice to the Secretary of the Company at 101 North Main Street, Jonesboro, Georgia 30236, or by the delivery to the Secretary of the Company of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a shareholder attends the Annual Meeting and gives oral or written notice of his or her intention to vote in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted “FOR” the nominees for director set forth below and “FOR” the ratification of the appointment of independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or will not serve, and matters incident to the conduct of the Annual Meeting. The proxy also confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you received more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with brokers and/or that you own shares of common stock directly and through your account in the Heritage Bank Employee Stock Ownership Plan (the “ESOP”). The Trustees of the ESOP will vote the shares allocated to accounts in the ESOP in accordance with the instructions provided by the respective account holder. Accordingly, we are sending one form of proxy card for use by the holders of record of our common stock and a separate form for use by persons who have shares of common stock allocated to their account in the ESOP. Please sign and return all proxy cards to ensure that your shares are voted.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has set April 2, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record as of the close of business on Record Date are entitled to one vote for each share of common stock of the Company then held. As of the record date, the Company had 1,470,127 shares of common stock issued and outstanding.

The Articles of Incorporation of the Company (the “Articles”) provide that, except upon the prior approval of two-thirds of the Board of Directors, in no event will any record owner of any outstanding shares of common stock that is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the “Limit”) be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by the person or any of his or her affiliates or associates (as those terms are defined in the Articles), shares which the person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which the person and his or her affiliates or associates have or share investment or voting power, but does not include shares beneficially owned by any employee stock ownership plan or similar plan of the Company or any subsidiary.

The presence either in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum for the transaction of business at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on the matter (the “broker non-votes”) will be considered present for purposes of determining whether a quorum is present but will not be counted as shares present with respect to any matter on which the broker has expressly not voted. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for any or all of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. As a result, the three nominees receiving the highest number of votes cast at the Annual Meeting will be elected, regardless of whether that number represents a majority of the votes cast.

As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box a shareholder may: (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) vote to “ABSTAIN” on the proposal. Proxies marked “ABSTAIN” will be treated as a vote cast for purposes of determining whether a quorum is present. The ratification of independent auditors, and all other matters that may properly come before the Annual Meeting, unless otherwise required by law, will be determined by a majority of votes cast without regard to (a) broker non-votes or (b) proxies marked “ABSTAIN” as to that matter.

Persons and groups owning in excess of 5% of the common stock are required to file with the Securities and Exchange Commission (the “SEC”) certain reports regarding their ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following table sets forth, as of March 15, 2004, persons or groups who own more than 5% of the common stock. Due to certain rules promulgated by the SEC, more than one shareholder may be deemed to own the same shares of our common stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
First Financial Fund, Inc. Gateway Center Three 100 Mulberry Street, 9th Floor Newark, New Jersey 07102-7503	213,807	(1)	14.54	% (1)
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	213,807	(2)	14.54	% (2)
Tontine Financial Partners, L.P. Tontine Management, L.L.C. 55 Railroad Avenue, 3rd floor Greenwich, Connecticut 06830	105,571	(3)	7.18	% (3)
Jeffrey L. Gendell 55 Railroad Avenue, 3rd floor Greenwich, Connecticut 06830	143,686	(4)	9.77	% (4)
Heritage Bank Employee Stock Ownership Plan 101 North Main Street Jonesboro, Georgia 30236	113,129		7.70%
David B. Turner 101 North Main Street Jonesboro, Georgia 30236	116,272	(5)	7.61	% (5)
Banc Fund IV L.P., Banc Fund V L.P. and Banc Fund VI L.P. 208 S. LaSalle Street Chicago, IL 60604	101,131	(6)	6.88	% (6)

(1)	Based solely on a Schedule 13G/A filed by First Financial Fund, Inc. with the SEC on February 14, 2003. The amount shown includes 213,807 shares with respect to which First Financial Fund, Inc. shares dispositive power with Wellington Management Company, LLP. First Financial Fund, Inc. will not be entitled or permitted to vote with respect to the 4.54% of its shares that are in excess of the Limit, as described above.
(2)	Based solely on a Schedule 13G/A filed by Wellington Management Company, LLP with the SEC on February 12, 2003. In its capacity as investment advisor, Wellington Management Company, LLP shares dispositive power with the owner of record, First Financial Fund, Inc., a registered closed-end investment company. Wellington Management Company, LLP will not be entitled or permitted to vote with respect to the 4.54% of its shares that are in excess of the Limit, as described above.
(3)	Based solely on a Schedule 13G/A filed by Tontine Financial Partners, L.P. and Tontine Management, L.L.C. with the SEC on February 4, 2003. Includes 105,571 shares which Tontine Financial Partners, L.P. and Tontine Management, L.L.C. share voting power and dispositive power with Jeffrey L. Gendell. Tontine Management, L.L.C. is the general partner of Tontine Financial Partners, L.P. and has the power to direct the affairs of Tontine Financial Partners, L.P. including decisions respecting the disposition of the proceeds from the sale of the shares.

(4)	Based solely on a Schedule 13G/A filed by Jeffrey L. Gendell with the SEC on February 4, 2003 with Tontine Financial Partners, L.P. and Tontine Management, L.L.C. Includes 105,571 shares which Mr. Gendell shares dispositive power with Tontine Financial Partners, L.P. and Tontine Management, L.L.C. and 38,115 shares which Mr. Gendell has sole voting and dispositive power. Mr. Gendell is the managing member of Tontine Management, L.L.C.
(5)	The amount shown includes 57,300 shares issuable upon the exercise of options that may be exercised within 60 days of March 15, 2004 (“Presently Exercisable Options”), 12,420 shares held indirectly through the ESOP, 15,609 shares held indirectly through an individual retirement account and 3,493 shares held indirectly by Mr. Turner’s spouse. The shares of common stock issuable upon exercise of Presently Exercisable Options are considered to be outstanding and to be beneficially owned by Mr. Turner for the purpose of computing the percentage ownership of Mr. Turner but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
(6)	Based solely on a Schedule 13G filed jointly by Banc Fund IV L.P., Banc Fund V L.P., and Banc Fund VI L.P. with the SEC on February 12, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership of the common stock, on Forms 3, 4, and 5, with the SEC and to provide copies of those Forms 3, 4, and 5 to the Company. Other than as set forth in the stock ownership table above, the Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the common stock.

Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements of the Exchange Act applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2003.

PROPOSAL I—ELECTION OF DIRECTORS

The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the shareholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The term of one class of directors expires at each annual meeting of shareholders. The Board of Directors currently consists of seven members with two classes comprised of two directors and one class comprised of three directors. A director serves until his or her successor has been elected and qualified.

Roy V. Hall, John B. Lee, Jr. and Leonard A. Moreland have each been nominated by the Board of Directors to serve as a director of the Company for three-year terms to expire at the 2007 annual meeting of shareholders. Each of the nominees is currently a member of the Board of Directors and has a current term expiring at the Annual Meeting. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the other named nominees and for such substitute or substitutes, if any, as the Board of Directors may recommend to replace such nominee. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

The following table sets forth the nominees and the directors of the Company continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the outstanding common stock that they beneficially owned, in each case as of March 15, 2004. Each director of the Company is also a director of the Bank. The Company was incorporated and became the holding company for the Bank in March 1995.

Name of Beneficial Owner	Age	Year First Elected or Appointed	Current Term to Expire	Amount and Nature of Beneficial Owner (1)		Percent of Class
BOARD NOMINEES FOR TERM TO EXPIRE IN 2007
Roy V. Hall	58	2000	2004	12,958	(2)	*
John B. Lee, Jr.	76	1975	2004	21,004	(3)(4)	1.4%
Leonard A. Moreland	42	1996	2004	54,031	(5)	3.6%

DIRECTORS CONTINUING IN OFFICE
Charles S. Tucker, Jr.	78	1978	2005	20,261	(4)(6)	1.4%
David B. Turner	55	1992	2005	116,330	(7)	7.6%
John T. Mitchell	63	1997	2006	62,665	(8)	4.2%
Edwin S. Kemp, Jr.	56	1988	2006	45,467	(4)(9)	3.1%

NAMED EXECUTIVE OFFICERS NOT LISTED ABOVE
John C. Bowdoin	54	N/A	N/A	18,941	(10)	1.3%
Charles T. Segers	60	N/A	N/A	29,201	(11)	2.0%
John L. Westervelt	48	N/A	N/A	9,900	(12)	*

ALL DIRECTORS AND EXECUTIVE OFFICERS
All directors and executive officers as a group (12 persons)	N/A	N/A	N/A	440,470	(13)	26.5%

*	Indicates beneficial ownership of less than 1%.
(1)	For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding includes (i) 1,470,127 shares of common stock outstanding as of March 26, 2004, and (ii) shares of common stock issuable pursuant to Presently Exercisable Options held by the respective person or group. The shares of common stock issuable upon exercise of Presently Exercisable Options are considered to be outstanding and to be beneficially owned by the person or group holding such options for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
(2)	Includes 7,350 shares of common stock that Mr. Hall has the right to acquire through the exercise of Presently Exercisable Options, 4,507 shares held indirectly through an individual retirement account, and 355 shares held indirectly through an individual retirement account held by Mr. Hall’s spouse.
(3)	Includes 12,150 shares of common stock that Mr. Lee has the right to acquire through the exercise of Presently Exercisable Options.
(4)	Excludes 113,129 shares of common stock held under the ESOP and 3,000 shares held under the Management Stock Bonus Plan (“MSBP”) for which Messrs. Lee, Kemp and Tucker serve as members of the Trustee Committee. Messrs. Lee, Kemp and Tucker disclaim beneficial ownership of these shares held in a fiduciary capacity. See “Director and Executive Officer Compensation – Stock Option and Other Compensation Plans – Employee Stock Ownership Plan” and “Directors and Executive Officer Compensation – Stock Option and Other Compensation Plans – Management Stock Bonus Plan.”
(5)	Includes 29,655 shares of common stock that Mr. Moreland has the right to acquire through the exercise of Presently Exercisable Options, 2,722 shares held indirectly through an individual retirement account, and 7,448 shares held indirectly through the ESOP.
(6)	Includes 12,150 shares of common stock that Mr. Tucker has the right to acquire through the exercise of Presently Exercisable Options. Also includes 600 shares held indirectly by Mr. Tucker’s spouse.
(7)

Includes 57,300 shares issuable upon the exercise of Presently Exercisable Options, 12,478 shares held indirectly through the ESOP, 15,609 shares held indirectly through an individual retirement account, and

3,503 shares held indirectly by Mr. Turner’s spouse, including shares issuable upon the exercise of Presently Exercisable Options.
(8)	Includes 9,600 shares of common stock that Mr. Mitchell has the right to acquire through the exercise of Presently Exercisable Options, and 12,598 shares held indirectly through an individual retirement account.
(9)	Includes 12,150 shares of common stock that Mr. Kemp has the right to acquire through the exercise of Presently Exercisable Options, and 29,000 shares held indirectly through an individual retirement account
(10)	Includes 7,875 shares of common stock that Mr. Bowdoin has the right to acquire through the exercise of Presently Exercisable Options, 981 shares held indirectly through an individual retirement account, 2,967 shares held indirectly through the ESOP, and 1,200 shares held indirectly through the MSBP.
(11)	Includes 8,375 shares of common stock that Mr. Segers has the right to acquire through the exercise of Presently Exercisable Options, 16,290 shares held indirectly through an individual retirement account, 2,717 shares held indirectly through the ESOP, and 1,200 shares held indirectly through the MSBP.
(12)	Includes 7,300 shares of common stock that Mr. Westervelt has the right to acquire through the exercise of Presently Exercisable Options, 1,405 shares held indirectly through an individual retirement account, 146 shares held indirectly through the ESOP, and 600 shares held indirectly through the MSBP.
(13)	Excludes 72,253 shares of common stock held under the ESOP (113,129 shares minus the 37,876 shares allocated to the directors and executive officers) and 3,000 shares held under the MSBP for which Messrs. Kemp, Lee and Tucker serve as members of the Trustee Committee. These individuals disclaim beneficial ownership of these shares held in a fiduciary capacity. See “Director and Executive Officer Compensation – Stock Option and Other Compensation Plans – Employee Stock Ownership Plan” and “Directors and Executive Officer Compensation – Stock Option and Other Compensation Plans – Management Stock Bonus Plan.” Includes 191,722 shares of common stock that the members of the group have the right to acquire through the exercise of Presently Exercisable Options. All officers and directors may be contacted at the Company’s main office, located at 101 North Main Street, Jonesboro, Georgia 30236.

Biographical Information

Set forth below is certain information with respect to the directors and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

Directors

David B. Turner has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995. Mr. Turner has served as Vice-Chairman and Chief Executive Officer of the Bank since January 1, 2001 and was President and Chief Executive Officer of the Bank from 1989 until January 1, 2001. He has been a director of the Bank since 1992 and an officer of the Bank since 1971, having held other positions with the Bank such as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner also is a board member of Hope Shelter, an advisory board member of Habitat for Humanity, a member of the Jonesboro Historical Committee, and a board member and past Chief Executive Officer of Historical Jonesboro/Clayton County, Inc.

Leonard A. Moreland has been Executive Vice President and Chief Administrative Officer of the Company since July 1996. He has been President of the Bank since January 1, 2001 and was Executive Vice President and Chief Administrative Officer of the Bank from July 1996 until January 1, 2001. Mr. Moreland has been a director of the Bank since August 1996 and a director of the Company since May 1999. Prior to joining the Bank, Mr. Moreland served as a senior vice president and chief financial officer of Southern Crescent Financial Corp and Southern Crescent Bank, Morrow, Georgia from 1991 until joining the Company in 1996. Mr. Moreland serves as a director and member of the Southlake Kiwanis Club. Mr. Moreland also serves as a member of the Board of Trustees and President of Clayton State Athletics Association Incorporated and as a director of the Good Shepard Clinic in Morrow, Georgia.

John B. Lee, Jr. has been a director of the Bank since 1975 and of the Company since its incorporation in March 1995 and currently serves as Chairman of the Board of Directors of both the Company and the Bank. Mr. Lee is employed as Public Relations Representative of Spartan Lincoln-Mercury, Inc., Morrow, Georgia, and, until December 1996, was employed by Loewen Group International, Inc., Burnaby, B.C., Canada, as a public relations consultant. Mr. Lee also is an inspector for the Bank and a past director and president of the Clayton County Chamber of Commerce. Mr. Lee also has been the President of Southside Chapel, a funeral home in Morrow, Georgia, since 2002.

Roy V. Hall has been a director of the Bank since 1999 and of the Company since 2000. He is a certified public accountant and has been a principal and director in the accounting firm of Roy V. Hall, P.C. in Jonesboro, Georgia since 1981. In 1989, Mr. Hall was one of the organizers of Southern Crescent Bank and Southern Crescent Financial Corp and served as Chairman of the Board of both entities from their inception until the time of the merger of Southern Crescent Financial Corp and Eagle Bancshares, Inc., the holding company for Tucker Federal Bank in 1996. Mr. Hall serves on the Board of Directors of the Macedonian Call Foundation, a non-profit organization serving Southern Baptist missionaries. Mr. Hall also is involved with Calvary Refuge Center, an emergency and transitional housing facility for the homeless. He has been an active member of First Baptist Church of Jonesboro since 1976, serving in various leadership capacities.

Edwin S. Kemp, Jr. has been a director of the Bank since 1988 and of the Company since its incorporation in March 1995 and has served as the Secretary of the Bank and the Company since February 2004. Mr. Kemp has had his own law practice in Jonesboro, Georgia since 1982 and has been counsel to the Bank since 1983. Mr. Kemp also is a past chairman of the Administrative Board of the Jonesboro First United Methodist Church. He also has served as an attorney for Habitat for Humanity and for Historical Jonesboro.

John T. Mitchell has been a director of the Bank since June 1997 and a director of the Company since May 1999. Mr. Mitchell has been the president and a principal of Adams-Mitchell Realty, Inc., Jonesboro, Georgia since 1984.

Charles S. Tucker, Jr. has been a director of the Bank since 1978 and a director of the Company since its incorporation in March 1995. Mr. Tucker also served as the Secretary and Treasurer of the Bank and the Company until February 2004. Mr. Tucker retired after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Henry County Chamber of Commerce, the Veterans of Foreign Wars, and the American Legion.

Executive Officers Not Listed Above

John C. Bowdoin has been a Senior Vice President of the Bank since July 1999 and Executive Vice President of Business Development of the Bank since 2003. Prior to joining the Bank, Mr. Bowdoin was an executive vice president with United Bank of Griffin, Griffin, Georgia from February 1997 to June 1999. Mr. Bowdoin serves on the board of the Fayette County Chamber of Commerce and on the board of the Fayette County Education Foundation.

Mary Jo Rogers has been employed as Senior Vice President and Chief Financial Officer of the Bank and the Company since February 1997. Prior to joining the Bank, Ms. Rogers was a vice president and auditor for the First National Bank in Griffin, Georgia from May 1988 until February 1997. Ms. Rogers has served as president of the Griffin Area Georgia Tech Alumni Club, a non-profit organization, since 1997.

Charles T. Segers has been Executive Vice President of the Bank since 2003 and was a Senior Vice President of the Bank from 1999 to 2003. Prior to joining the Bank, Mr. Segers performed similar functions with First Citizens Bank in Riverdale, Georgia, between July 1997 and April 1999. Mr. Segers currently serves as treasurer for the Henry County Rotary Club.

Edith W. Stevens has been employed by the Bank since 1978 and has served as Senior Vice President and the Chief Operations Officer of the Bank since 1984. Ms. Stevens serves as a member of the Program Advisory Committee of Applied Business Technology/Banking Option Program for Griffin Technological College.

John Westervelt has been an Executive Vice President of the Bank since 2003 and was Senior Vice President of the Bank from 2000 to 2003. Prior to joining the Bank, Mr. Westervelt worked for Gulf Coast Bank as vice president and manager of the SBA lending program from October 1995 until joining the Bank in November 2000. Mr. Westervelt has served as a contracted instructor with the Office of Continuing Education at Clayton College and State University in Morrow Georgia since 1995, teaching courses in Business Credit and Small Business Loan Packaging. Mr. Westervelt also is a member of the Southlake Kiwanis Club and a board member of the Clayton County Water Authority.

Meetings of the Board of Directors

The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees, including the Compensation Committee, Audit Committee, and Nominating Committee. During the fiscal year ended December 31, 2003, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during 2003. It is the Company’s policy that the directors who are up for election at the Annual Meeting attend the Annual Meeting. All of the Company’s directors attended the 2003 Annual Meeting of Shareholders, including each nominee that was up for election.

The Board of Directors of the Bank conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 2003, the Bank’s Board of Directors held 13 regular meetings. No director attended fewer than 75% of the total meetings of the Bank’s Board of Directors and the committees on which he served during 2003.

Compensation Committee

The Compensation Committee consists of Messrs. Lee (Chairman), Hall, Mitchell, and Tucker and determines executive compensation. The Compensation Committee met two times during 2003. A copy of the Compensation Committee charter is available on the Company’s website at www.heritage24.com.

Audit Committee

The Board of Directors has established an Audit Committee and has adopted a written charter setting out the audit related functions the committee is to perform. The Board of Directors and the Audit Committee has reviewed and reassessed the adequacy of the formal written charter and found that it meets all necessary requirements. A copy of the Audit Committee charter is available on the Company’s website at www.heritage24.com and is attached as Appendix A to this Proxy Statement.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

As set forth in more detail in the Audit Committee charter, the Audit Committee’s primary responsibilities include:

•	Ensuring the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

•	Monitoring the independence and performance of the Company’s internal auditors and independent auditors; and

•	Monitoring the Company’s compliance with legal and regulatory requirements.

The Audit Committee recommends the selection of the Company’s and the Bank’s independent auditors to the Board of Directors and meets with the Company’s independent auditors to discuss the scope and to review the results of the annual audit.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. To carry out its responsibilities, the Audit Committee met four times during 2003. All of the directors who serve on this committee are “Independent” for purposes of the National Association of Securities Dealers’ (“NASD”) listing standards for small business issuers.

The Audit Committee has reviewed the Company’s financial statements and met with both management and Porter Keadle Moore, LLP, the Company’s independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has received from and discussed with Porter Keadle Moore, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Company. The Audit Committee has also discussed with Porter Keadle Moore, LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year end December 31, 2003, for filing with the SEC.

Members of the Audit Committee

Roy V. Hall, Chairman and Financial Expert

John T. Mitchell

Charles S. Tucker, Jr.

Nominating Committee and Nominations for Directors

The Board of Directors has established a nominating committee (“Nominating Committee”) that operates pursuant to a written charter adopted on February 18, 2004. The charter sets out the functions of the Nominating Committee, including but not limited to, reviewing candidates for director and making recommendations to the Board of Directors as to nominations for director. The Nominating Committee consists of John B. Lee, Jr. (Chairman), Roy V. Hall and John T. Mitchell. All of the directors who serve on the Nominating Committee are “Independent” for purposes of the NASD listing standards for small business issuers. During 2003, the Nominating Committee met once. A copy of the Nominating Committee charter is available on the Company’s website at www.heritage24.com.

The Nominating Committee believes that candidates for director should have the following minimum qualifications:

•	Directors should be of the highest ethical character and share the values of the Company;

•	Directors should have reputations, both personal and professional, consistent with the image and reputation of the Company;

•	Directors should be highly accomplished in their respective field, with superior credentials and recognition;

•	Each director should have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	Effective no later than July 31, 2005, the majority of the Board of Directors should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors should be independent of any particular constituency and be able to represent all shareholders of the Company;

•	Each director should have the ability to exercise sound business judgment; and

•	Directors should be selected with consideration of factors such as values and disciplines, ethical standards, age, diversity, background and skills, all in the context of the Board of Director’s view of its needs.

The Nominating Committee’s process for identifying and evaluating nominees is as follows:

•	Either the Chairman of the Board, the Chief Executive Officer, the Nominating Committee or any other members of the Board shall identify the need to add a new director with specific criteria or to fill a vacancy on the Board;

•	The Chairman of Nominating Committee initiates a search, working with staff support and seeking input from Directors and senior management;

•	The Nominating Committee determines if the Nominating Committee members or other directors have relationships with preferred candidates and can initiate contacts; if necessary, the Nominating Committee can decide to use a search firm;

•	The Nominating Committee identifies the initial slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board;

•	The Chairman of the Nominating Committee or the Chief Executive Officer and at least one member of the Nominating Committee interviews prospective candidate(s);

•	The full Board shall be informally informed of progress;

•	The Nominating Committee meets to consider and approve final candidate and conduct interviews as schedules permit; and

•	The Nominating Committee seeks full Board endorsement of recommended candidate.

In addition to the right of the Board of Directors to make nominations for the election of directors, any shareholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors if the shareholder is present at the meeting in person or by proxy may recommend a nominee so long as such nominee is recommended in accordance with the procedural requirements set forth in the Articles and the Bylaws of the Company. The Nominating Committee will consider any such nominee so recommended and will use the same process for evaluating a nominee recommended by a shareholder as a nominee recommended by the Board of Directors or otherwise.

Advance notice of a proposed nomination by a shareholder must be received by the Chairman of the Nominating Committee (which notice may be sent to the Chairman in care of the Secretary of the Company) not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors. Each notice must set forth (1) the name, age, business address, and, if known, residence address of each nominee proposed in the notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of common stock that are beneficially owned by each nominee. The shareholder making a nomination must also provide any other information reasonably requested by the Company. If the Chairman of the Annual

Meeting, in his or her discretion, determines that a nomination was not made in accordance with the foregoing procedures, then that determination will be announced at the Annual Meeting, and the defective nomination will be disregarded.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

The directors of the Bank receive $350 per month. The directors of the Company receive $500 per month. Directors of the Bank and of the Company receive $150 and the Chairman receives $400 for attendance at any meeting of the full Board of Directors. Directors receive $150 and the respective Chairman receives $175 for attendance at any committee meeting. However, directors who are executive officers of either the Bank or the Company are not compensated for their services on any committee. Director fees paid by the Bank in 2003 totaled $119,575. This was paid to directors for their service on the Board of Directors and the Bank’s Board of Directors and committees during the fiscal year ended December 31, 2003.

Executive Officer Compensation

Summary Compensation Table. The following table presents the total compensation for the three years ended December 31, 2003, for the Company’s President and Chief Executive Officer and four other most highly compensated executive officers who were serving as executive officers on December 31, 2003 and who made salary and bonus in excess of $100,000 (collectively, the “Named Executive Officers”). All amounts include aggregate compensation paid by the Company and the Bank.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Awards	Securities Underlying Options/ SARs (#)	All Other Compensation
David B. Turner President and Chief Executive Officer	2003 2002 2001	$150,000 131,250 131,250	$30,319 6,644 32,233	$25,704 25,554 23,723	— — —	600 600 1,350	$78,109 27,415 63,429	(2) (2) (2)

Leonard A. Moreland Executive Vice President and Chief Administrative Officer	2003 2002 2001	$150,000 122,500 122,500	$28,298 3,119 32,911	$23,325 23,389 20,523	— — —	600 600 750	$25,155 22,733 65,273	(3) (3) (3)

John C. Bowdoin Sr. Vice President and Executive Vice President	2003 2002 2001	$100,246 99,000 99,000	$18,108 1,188 24,301	$3,992 3,980 3,980	— — —	600 675 600	$14,808 13,967 39,238	(4) (4) (4)

Charles T. Segers Sr. Vice President and Executive Vice President	2003 2002 2001	$95,946 86,945 86,945	$23,787 9,738 13,153	$3,969 3,934 3,934	— — —	600 1,175 600	$19,080 18,953 26,154	(5) (5) (5)

John L. Westervelt Sr. Vice President and Executive Vice President	2003 2002 2001	$95,000 79,808 75,000	$26,983 2,150 18,396	$3,965 3,907 3,888	— — —	675 1,600 600	$17,047 16,373 —	(6) (6)

(1)

All amounts shown include a car allowance and life insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits for any of the Named Executive Officers.

For Mr. Turner, the amount includes director’s fees of $10,200 in each of the last three fiscal years and $9,554, $9,650, and $7,825 of premiums paid by the Bank for family health insurance for 2003, 2002, and 2001, respectively. For Mr. Moreland, the amount includes $10,200 of director’s fees in each of the last three fiscal years and $8,424, $8,520, and $6,789 of premiums paid by the Bank for family health insurance for 2003, 2002, and 2001, respectively.

(2)	For Mr. Turner, the amount consists of $7,500, $7,100, and $4,796 of Company matching contributions under the Company’s 401(k) Profit Sharing Plan for the fiscal years ended December 31, 2003, 2002, and 2001, respectively. Also, includes an allocation of 58, 167, and 2,562 shares of common stock under the ESOP during the Company’s fiscal years ended December 31, 2003, 2002, and 2001, respectively. These shares had a value of $1,330, $2,856, and $55,698 at December 31, 2003, 2002, and 2001, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the common stock’s closing price as of the last day of the respective fiscal year). This amount also includes Heritage Bank Executive Supplemental Retirement Plan (the “Executive Plan”) contributions for 2003, 2002 and 2001 of $69,302, $17,459 and $2,935, respectively.
(3)	For Mr. Moreland, the amount consists of $7,500, $6,364, and $993 of Company matching contributions under the Company’s 401(k) Profit Sharing Plan in 2003, 2002, and 2001, respectively. Also, includes an allocation of 58, 157, and 2,522 shares of common stock under the ESOP in 2003, 2002, and 2001, respectively. These shares had a value of $1,330, $2,685, and $54,828 at December 31, 2003, 2002, and 2001, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the common stock’s closing price as of the last day of the respective fiscal year). This amount also includes Executive Plan contributions for 2003, 2002, and 2001 of $16,325, $13,684, and $9,452, respectively.
(4)	For Mr. Bowdoin, the amount consists of an allocation of 38, 131, and 1,793 shares of common stock under the ESOP during the Company’s fiscal years ended December 31, 2003, 2002 and 2001, respectively. These shares had a value of $871, $2,240, and $38,980 at December 31, 2003, 2002 and 2001, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the common stock’s closing price as of the last day of the respective fiscal year). This amount also includes Executive Plan contributions for 2003, 2002, and 2001 of $13,937, $11,727, and $258, respectively.
(5)	For Mr. Segers, the amount consists of $5,006, $5,001, and $4,013 of Company matching contributions under the Company’s 401(k) Profit Sharing Plan in 2003, 2002, and 2001, respectively. Also, includes an allocation of 39, 126, and 1,528 shares of common stock under the ESOP during the Company’s fiscal years ended December 31, 2003, 2002, and 2001, respectively. These shares had a value of $894, $2,155, and $22,141 at December 31, 2003, 2002, and 2001, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the common stock’s closing price as of the last day of the respective fiscal year). This amount also includes Executive Plan contributions for 2003 and 2002 of $13,180 and $11,797, respectively.
(6)	For Mr. Westervelt, the amount consists of $4,965 and $4,560 of Company matching contributions under the Company’s 401(k) Profit Sharing Plan in 2003 and 2002, respectively. Also, includes an allocation of 39 and 108 shares of common stock under the ESOP during the Company’s fiscal years ended December 31, 2003, and 2002, respectively. These shares had a value of $894 and $1,847 at December 31, 2003 and 2002, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the common stock’s closing price as of the last day of the respective fiscal year). This amount also includes Executive Plan contributions for 2003 and 2002 of $11,188 and $9,966, respectively.

Option Grants in Last Fiscal Year. The following table sets forth all individual grants of stock options during the year ended December 31, 2003, to each of the Named Executive Officers.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
David B. Turner	600	3.7%	$22.93	12/31/2013
Leonard A. Moreland	600	3.7%	$22.93	12/31/2013
John C. Bowdoin	600	3.7%	$22.93	12/31/2013
Charles T. Segers	600	3.7%	$22.93	12/31/2013
John L. Westervelt	675	4.1%	$22.93	12/31/2013

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table summarizes the number of shares and value realized by each of the Named Executive Officers upon the exercise of options during 2003 and the value of the outstanding options held by the Named Executive Officers at December 31, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)				Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
			Exercisable		Unexercisable		Exercisable	Unexercisable
David B. Turner	—	—	57,900	(2)	750	(3)	$914,341	—
Leonard A. Moreland	—	—	27,285		5,340		$411,410	$63,658
John C. Bowdoin	—	—	7,875		2,100		$86,195	$16,860
Charles T. Segers	—	—	8,375		2,100		$97,270	$18,900
John L. Westervelt	—	—	7,300		3,675		$97,138	$48,660

(1)	Based on the difference between the exercise price and $22.93, the average of the bid and ask price of common stock on December 31, 2003.
(2)	Includes 600 options held by Mr. Turner’s spouse.
(3)	Includes 150 options held by Mr. Turner’s spouse.

Employment and Other Agreements

Employment Agreements. The Bank has entered into employment agreements with each of David B. Turner, its Vice Chairman and Chief Executive Officer, and Leonard A. Moreland, its President and Chief Administrative Officer. The employment agreements are for terms of 36 months with a base salary of $168,000 for Mr. Turner and $168,000 for Mr. Moreland. Each agreement expires on January 1, 2007. Each agreement may be terminated by the Bank for “just cause” as defined in each agreement. If the Bank terminates the officer without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement including any renewal term. Each employment agreement contains a provision stating that in the event of termination of employment in connection with, or within 12 months after, any change in control (as defined in each agreement) of the Bank or the Company, the officer shall be paid an amount equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. Such sum shall be paid, at the option of the officer, either in one lump sum which shall be discounted based on the “prime rate” as published in the Wall Street Journal Eastern Edition, or in equal periodic payments over the next 36 months or the remaining term of the agreement, whichever is less. If that event had occurred at December 31, 2003, the payments would have equaled approximately $498,531 for Mr. Turner and $434,759 for Mr. Moreland. The aggregate payments that would be made would be an expense to the Bank and reduce net income and capital by those amounts. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board of Director’s sole discretion.

Executive Supplemental Retirement Plan. The Bank has established the Heritage Bank Executive Supplemental Retirement Plan pursuant to which each of the Named Executive Officers has entered into an Executive Supplemental Retirement Plan Executive Agreement and a Life Insurance Endorsement Method Split Dollar Plan Agreement. In order to help fund and/or offset the amounts payable by the Bank under the Executive Plan, the Bank purchased split dollar life insurance policies on the life of certain of the participants pursuant to which the Bank paid a one-time premium. Although the Executive Plan does not require the Company or the Bank to set aside any assets in order to fund the obligations arising thereunder, the Company has utilized these split dollar life insurance policies as the primary funding source. The Executive Plan provides participants with an indexed retirement benefit and a deferral benefit. Generally, the indexed retirement benefit of a participant for each calendar year is equal to the excess (if any) of (A) the aggregate after-tax income under the applicable life insurance contracts on such participant under the Executive Plan for that year over (B) the Opportunity Cost (as hereinafter defined). The term “Opportunity Cost” is defined to mean (Y) the sum of (1) the premiums for the applicable life insurance contract for that year, plus (2) any benefits paid to the participant under the Executive Plan for that year, plus (3) the sum of all prior years’ Opportunity Costs, with the resulting sum multiplied by the average annualized after-tax yield of a one-year Treasury bill for the year, divided by (Z) 1.13 minus the Bank’s marginal tax rate. The indexed retirement benefits for each calendar year are aggregated to produce an indexed retirement benefit of the participant, which is paid to the participant upon attainment of age 60, upon disability or upon a termination of employment; provided, however, no indexed retirement benefit is paid to a participant if his employment is terminated by the Bank prior to his completion of five years of service with the Bank, or if his employment is terminated for “cause.” Indexed retirement benefits are generally paid in equal annual installments over ten years. However, payments may be made after such ten year period to the extent of any balance then remaining in the participant’s account. For a participant who remains an employee of the Bank until age 60, indexed retirement benefits will continue to accrue and be paid each year following the attainment of age 60 or until his death. In the event of the death of a participant, indexed retirement benefits are paid in a single lump sum to the beneficiary selected by the participant.

Generally, the deferral benefit of a participant for each calendar year is equal to amounts deferred under the Executive Plan. Under the Executive Plan, a participant may elect to defer up to 100% of his or her salary for a period of up to five years (although the Board of Directors may further extend the participant’s deferral period). Amounts deferred by a participant are credited with interest at a rate of 150% of the one-year Treasury bill each year, but in no event less than 6% per year. Generally, a participant’s deferral benefit is paid at the same time and in the same manner of the participant’s indexed retirement benefit. No participant has elected to defer amounts under the Executive Plan.

In addition to indexed retirement benefits and deferral benefits, an additional death benefit may be payable to a participant’s designated beneficiary equal to all or a part of the death benefit provided under life insurance contracts with respect to that participant if the participant has been employed with the Bank for five years prior to his or her death.

Upon a change of control of the Bank, Executive Plan participants are deemed to continue to work with the Bank until age 60 if they voluntarily quit or are terminated without “cause.”

Estimated annual benefits payable upon retirement at age 60 when expressed as an annual payment for ten years for each of the Named Executive Officers is shown below:

Executive Participant	Estimated Amount Allocated to Participant’s Account in 2003 (1)	Estimated Annual Payments Payable After Normal Retirement Age (2)
David B. Turner	$69,302	$78,452
Leonard A. Moreland	$16,325	$76,988
John C. Bowdoin	$13,937	$19,205
Charles T. Segers	$13,180	$20,168
John L. Westervelt	$11,188	$27,670

(1)	Based on the estimated performance of the applicable life insurance policy in 2003.
(2)	Assumes the participant’s continuous employment with the Bank until the participant reaches age 60, the normal retirement age (65 for Mr. Segers). The information is estimated based on (a) the number of years until the participant attains the age of 60, (b) the historical and assumed future performance of the applicable life insurance policy, (c) an assumed one-year Treasury bill rate, and (d) a marginal tax rate for the Bank of 38%. The actual retirement benefit will be dependent on the actual performance of the applicable life insurance policy as well as the actual Treasury bill rates and marginal tax rates during the period prior to the participant attaining age 60.

Change in Control Severance Agreements. The Bank also has change in control severance agreements with three of the Named Executive Officers: John C. Bowdoin, Charles T. Segers and John L. Westervelt. The agreements provide severance benefits equal to 100% of the taxable compensation plus certain medical and dental benefits paid to the officer by the Bank for the 12-month period prior to termination in the event of an involuntary or constructive termination, absent “just cause” as defined in each agreement, in connection with, or within 12 months after, a change in control of the Bank or the Company. Such sum shall be paid, at the option of the officer, either in one lump sum which shall be discounted to the “prime rate” as published in the Wall Street Journal Eastern Edition minus 100 basis points, or in equal periodic payments over the next 12 months. An officer is considered to be constructively terminated in the event that after a change in control: (i) the officer would be required to move more than 35 miles from the primary office location of the officer; (ii) the Bank or Company fails to maintain the officer’s base compensation and employee benefit plans, except where reduction in benefits does not disproportionately adversely impact the officer; (iii) the officer is assigned duties and responsibilities other than those normally associated with the officer’s position, as indicated in each agreement; or (iv) the officer’s responsibilities or authority has been materially diminished or reduced. In addition, the agreement entered into with Mr. Bowdoin contains loyalty and noncompete provisions. If a change in control of the Bank had occurred at December 31, 2003 and Messrs. Bowdoin, Segers and Westervelt had each been terminated, the total amount payable under those three agreements, assuming all chose the discounted lump sum option, would have been approximately $343,291.

Stock Option and Other Compensation Plans

Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan. The ESOP borrowed funds through a loan from the Company, which has now been repaid, and acquired shares of the common stock in July 1995.

A committee consisting of Edwin S. Kemp, Jr., John B. Lee, Jr. and Charles S. Tucker, Jr., all non-employee directors (the “ESOP Committee”) administers the ESOP and serves as the ESOP’s trustees (the “ESOP Trustees”). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees’ fiduciary duties. The ESOP held 113,129 allocated shares after the vesting and no unallocated shares, in each case, on December 31, 2003.

1995 Stock Option Plan. The Company’s Board of Directors adopted the CCF Holding Company 1995 Stock Option Plan, which was approved by shareholders of the Company at the annual meeting of shareholders held on January 23, 1996. Pursuant to the Option Plan, 204,153 shares common stock (as adjusted for two stock dividends, a three for two stock split, and a previous exercise and retirement of 5,351 shares) are reserved for issuance upon exercise of stock options granted or to be granted from time to time to officers, directors, and key employees of the Company and its subsidiaries.

2000 Stock Option Plan. The Company’s Board of Directors adopted the CCF Holding Company 2000 Stock Option Plan, which was approved by shareholders of the Company at the annual meeting of shareholders held on April 17, 2000. Pursuant to the 2000 Stock Option Plan, 117,750 shares of common stock (as adjusted for a three for two stock split) are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. In addition to annual employee awards, each outside director has been annually awarded options for 450 shares of common stock (as adjusted for a three for two stock split) under the 2000 Stock Option Plan that can be exercised after a six-month vesting period.

Management Stock Bonus Plan. The Company’s Board of Directors adopted the CCF Holding Company Management Stock Bonus Plan, which was approved by shareholders of the Company at the annual meeting of shareholders held on January 23, 1996. Pursuant to the MSBP, certain directors, officers, and key employees were granted shares of restricted stock from time to time. Restricted stock awarded under this plan vest at a rate of 20% per year beginning on the anniversary date of the grant. Pursuant to this plan, 5,130 shares of restricted stock (as adjusted for two stock dividends and a three for two stock split) were unallocated and retired in 2003. The Company is not authorized to grant any further stock pursuant to this plan.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all of our executive officers and employees. We have posted the Code of Business Conduct and Ethics in the Investment Services section of the Company’s website at www.heritage24.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank’s directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue those relationships. All extensions of credit made by the Bank to these individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

Edwin S. Kemp, Jr. serves as general counsel to the Bank and often represents the Bank as a closing attorney in connection with real estate loans. All of Mr. Kemp’s fees for serving as closing attorney for real estate loans are paid to Mr. Kemp by the Bank’s borrowers and not directly by the Bank. Additionally, the Bank pays to Mr. Kemp a monthly retainer for his services as general counsel in an amount equal to $30,000 annually.

Election of each of the nominated directors requires the approval of a majority of the votes cast by the shareholders of the Company at the Annual Meeting. The Board of Directors recommends that shareholders vote “FOR” the election of each of the individuals named herein as nominees for directors of the Company.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has approved the selection of Porter Keadle Moore, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004, subject to ratification by the Company’s shareholders. A representative of Porter Keadle Moore, LLP, is expected to be present at the Annual Meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees

The aggregate fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as well as for the review of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2003 were approximately $68,045 (excluding expenses reimbursed by the Company).

The aggregate fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, as well as for the review of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2002 were approximately $57,470 (excluding expenses reimbursed by the Company).

Audit-Related Fees

The aggregate fees billed by the Company’s independent auditors for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal year ended December 31, 2003 and that are not included in the Audit Fees listed above were approximately $575.

The aggregate fees billed by the Company’s independent auditors for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal year ended December 31, 2002 and that are not included in the Audit Fees listed above were approximately $830.

Tax Fees

The aggregate fees billed by the Company’s independent auditors for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2003 were approximately $9,200.

The aggregate fees billed by the Company’s independent auditors for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2002 were approximately $8,640.

All Other Fees

The aggregate fees billed by Porter Keadle Moore, LLP for professional services rendered other than as stated above under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above were approximately $7,100 in fiscal 2003. These “other fees” were for services including information technology system review and other miscellaneous services. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Porter Keadle Moore, LLP.

The aggregate fees billed by Porter Keadle Moore, LLP for professional services rendered other than as stated above under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above were approximately $10,025 in fiscal 2002. These “other fees” were for services including tax compliance and consulting, information technology system review, and other miscellaneous services. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Porter Keadle Moore, LLP.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services.

In 2003, the Audit Committee pre-approved 100% of all audit services performed by the independent auditors. There were no hours expended, billed or performed by any persons other than the full time, permanent employees of the independent auditors.

Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the shareholders of the Company at the Annual Meeting. The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Porter Keadle Moore, LLP, as the Company’s auditors for the fiscal year ending December 31, 2004.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

The Company’s Annual Report to Shareholders for the year ended December 31, 2003, including financial statements, will be mailed to all shareholders of record as of the close of business on the record date for the Annual Meeting. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

The Board of Directors provides a process for a shareholder to send communications to the Board or any of the directors. Shareholders may send written communications to the Board or any of the directors c/o Secretary, CCF Holding Company, 101 North Main Street, Jonesboro, Georgia 30236. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

SHAREHOLDER PROPOSALS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter by December 9, 2003, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received at the Company’s executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than December 12, 2004.

In the event the Company receives notice of a shareholder proposal to take action at next year’s Annual Meeting of Shareholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its shareholders may exercise their discretion to vote on the shareholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s executive offices by February 25, 2005.

FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE FOR THE ANNUAL MEETING UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.

BY ORDER OF THE BOARD OF DIRECTORS

Edwin S. Kemp, Jr

Secretary

Jonesboro, Georgia

April 8, 2004

APPENDIX A

CCF HOLDING COMPANY

AUDIT COMMITTEE CHARTER

1. Members. The Board of Directors of CCF Holding Company (the “Company”) appoints an Audit Committee of at least three members, consisting entirely of “independent” (as defined by The Nasdaq Stock Market and in accordance with applicable SEC rules) directors of the Board, and designates one member as chairperson. Committee members may be removed at any time at the discretion of the Board of Directors.

Each member of the Company’s Audit Committee (the “Committee”) must be financially literate and at least one member of the Committee must be financially sophisticated (as defined by The Nasdaq Stock Market and in accordance with applicable SEC rules). A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K or Item 401(e) of Regulation S-B is presumed to qualify as financially sophisticated.

2. Purpose. The purpose of the Committee shall be to: (a) appoint, oversee and replace, if necessary, the internal auditor and the independent auditor; (b) assist the Board of Director’s oversight of (i) the accounting and financial reporting processes of the Company, (ii) the Company’s compliance with legal and regulatory requirements, including monitoring the regulatory examiners on behalf of the Board of Directors, (iii) the audits of the financial statements of the Company, including the performance of the Company’s internal auditor and independent auditor; and (c) prepare the report for inclusion in the Company’s annual proxy statement as required by the rules of the SEC.

3. Responsibilities of the Audit Committee. The functions of the Committee are primarily oversight and protection of the Company’s assets through review and testing of internal controls and procedures. While the Committee has the responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Company. This is the responsibility of management.

The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor (including the resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, which accountants shall be ultimately accountable to the Board of Directors through the Committee. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from, and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

4. Duties of the Audit Committee. The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

(a)	Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor and recommend the independent auditor to the shareholders of the Company for approval.

(b)	Hire the internal auditor, with assistance from management and other outside parties, as the Committee deems appropriate. The Committee is also responsible for supervising the internal auditor and internal audit staff.

(c)	Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

(d)	Require the independent auditor to submit on a periodic basis, but at least annually, a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1 and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor.

(e)	Establish hiring policies for employees or former employees of the independent auditors.

(f)	At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm’s internal quality control procedures and any material issues raised by independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

(g)	Review with internal auditor and independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation. Review with internal auditor and independent auditor any difficulties with audits and managements’ response.

(h)	Meet quarterly with the internal auditor to receive reports and, if necessary, to amend the audit plan for the following quarter. Each audit performed by the internal auditor will result in a report to be reviewed, discussed and monitored by the Committee.

(i)	Review and discuss with management, internal auditor and independent auditor the Company’s system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.

(j)	Receive from the CEO and CFO a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

(k)	Receive and review reports of the independent auditor discussing (i) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(l)	Review and discuss with management and the independent auditor the Company’s annual and quarterly financial statements and MD&A prior to the filing of the Company’s Form 10-K or 10-KSB, as applicable, and Form 10-Q or 10-QSB, as applicable, including a discussion with the auditors of their judgments as to the quality of the Company’s accounting principles.

(m)	Review with management, internal auditor and the independent auditors the results of any significant matters identified as a result of the independent auditors’ interim review procedures prior to the filing of each Form 10-Q or Form 10-QSB, as applicable, or as soon thereafter as possible. The Committee Chair may perform this function on behalf of the Committee.

(n)	Prepare report for inclusion in the Company’s annual proxy statement as required by the rules of the SEC.

(o)	Discuss with independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

(p)	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

(q)	Review significant accounting and regulatory issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

(r)	Review and assess: (i) important new or revised financial-based corporate policy matters; (ii) new or changed accounting/reporting practices; (iii) any legal matters that could have a significant impact on the Company’s financial statements (discuss with Company counsel, as appropriate).

(s)	Review significant conflicts of interest and related party transactions.

(t)	Review the adequacy of the Committee Charter and performance of the Committee on an annual basis.

(u)	Perform any other activities consistent with the Articles of Incorporation, Bylaws and governing law as the Board of Directors or the Committee shall deem appropriate.

(v)	Make reports and recommendations to the Board of Directors within the scope of its functions.

5. Meetings. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate, and shall meet at least quarterly prior to the filing of each quarterly report on Form 10-Q or 10-QSB or annual report on Form 10-K or 10-KSB, as applicable. It shall meet separately, periodically, with management, with the internal auditor (or other personnel responsible for the internal audit function), and with the independent auditor to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall report regularly to the Board of Directors. The majority of the members of the Committee constitutes a quorum.

6. Authority and Resources of the Audit Committee. The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may also determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.

CCF HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2004

The undersigned hereby appoints David B. Turner and Leonard A. Moreland, and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Annual Meeting”), to be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 13, 2004, at 9:00 a.m. or at any and all adjournments or postponements thereof, in the following manner:

		FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)	WITHHOLD FOR ALL NOMINEES
1.	The election as director of the nominees listed below with terms expiring in the year shown:

Roy V. Hall (2007)
John B. Lee, Jr. (2007)
Leonard A. Moreland (2007)

Instructions: To withhold your vote for a nominee, write the nominee’s name on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of CCF Holding Company, for the fiscal year ending December 31, 2004.

In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” each of the above listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. Such subsequently dated proxy must be received by the Secretary of the Company prior to the date of the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Shareholders and a proxy statement dated April 8, 2004 and the Company’s 2003 Annual Report to Shareholders.

Dated:                                     , 2004

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

HERITAGE BANK EMPLOYEE STOCK OWNERSHIP PLAN

CCF HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2004

The undersigned hereby appoints Edwin S. Kemp, Jr., John B. Lee, Jr. and Charles S. Tucker, Jr. who act as the Heritage Bank Employee Stock Ownership Plan (the “ESOP”) Trustees, and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of CCF Holding Company (the “Company”) that have been allocated to the account of the undersigned under the ESOP, at the Annual Meeting of Shareholders (“Annual Meeting”), to be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 13, 2004, at 9:00 a.m. or at any and all adjournments or postponements thereof, in the following manner:

FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)	WITHHOLD FOR ALL NOMINEES

1.	The election as director of the nominees listed below
with terms expiring in the year shown:

Roy V. Hall (2007)

John B. Lee, Jr. (2007)

Leonard A. Moreland (2007)

Instructions: To withhold your vote for a nominee, write the nominee’s name on the line provided below.

FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Porter
Keadle Moore, LLP, as independent auditors
of CCF Holding Company, for the fiscal year
ending December 31, 2004.

In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Annual Meeting or any adjournments thereof. If you also own shares otherwise than under the ESOP, you may vote such other shares by proxy by following the instructions on the proxy card for such other shares.

The Board of Directors recommends a vote “FOR” each of the above listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Under the terms of the ESOP, only the ESOP Trustees can vote the shares allocated to the accounts of the participants, even if such participants or their beneficiaries attend the Annual Meeting in person.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Shareholders and a proxy statement dated April 8, 2004 and the Company’s 2003 Annual Report to Shareholders.

Dated:                                                        , 2004

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.